UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 16, 2013

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

On January 16, 2013, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the period ended December 31, 2012.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.  Other Events.

The company announced that the Board of Directors has approved a cash dividend for the fourth quarter of 2012.  The company will pay a $.05 per share dividend to holders of the company’s common stock.  This dividend is payable on February 15, 2013, to shareholders of record as of February 1, 2013.

Attached as Exhibit 99.1 is a copy of the press release relating to the announcement of the share dividend, which is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

99.1	Earnings Press Release for the period ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

	By:	/s/ Joseph G. Sawyer
	Name:	Joseph G. Sawyer
	Title:	Chief Financial Officer

Dated: January 16, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release for the period ended December 31, 2012.